AIR MOBILITY

Transforming regional flying

01.2025

SURF AIR MOBILITY

NYSE: SRFM



DISCLAIMER

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding Surf Air Mobility's ability to anticipate the future needs of the air mobility market; future trends in the aviation industry, and generally; Surf Air Mobility's future growth strategy and growth rate and its ability to access its financings and expand its business. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of Surf Air Mobility's management as well as assumptions made by and information currently available to Surf Air Mobility and reflect Surf Air Mobility's current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility's future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility's limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility's development of hybrid-electric and fully-electric powertrains and its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility's growth; the inability of Surf Air Mobility's customers to pay for Surf Air Mobility's services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility, the risks associated with Surf Air Mobility's obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that Surf Air Mobility files with the SEC, and investors are urged to review those periodic reports and Surf Air Mobility's other filings with the SEC, which are accessible on the SEC's website at www.sec.gov, before making an investment decision.

Forward-looking statements speak only as of the date they are made. Prospective investors are cautioned not to place undue reliance on such statements or information. Surf Air Mobility does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Non-GAAP Financial Measures

This presentation includes information that does not conform to GAAP and are considered non-GAAP financial measures. Management uses these measures to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. These non-GAAP measures supplement Surf Air Mobility's GAAP disclosures and should not be viewed as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Surf Air Mobility may differ from similarly titled non-GAAP measures, if any, reported by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in our filings with the SEC.

Use Of Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Surf Air Mobility and its subsidiaries, and other companies, which are the property of their respective owners.

Industry And Market Data

Unless otherwise indicated, information contained in this presentation concerning Surf Air Mobility's industry, competitive position and the markets in which it operates is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from Surf Air Mobility's internal research, and are based on assumptions made by Surf Air Mobility upon reviewing such data, and Surf Air Mobility's experience in, and knowledge of, such industry and markets, which Surf Air Mobility believes to be reasonable. While Surf Air Mobility believes that such third-party information is reliable, Surf Air Mobility has not independently verified, and makes no representation as to the accuracy or completeness of, such third-party information. In addition, goals, targets, assumptions and estimates of the future performance of the industry in which Surf Air Mobility operates and Surf Air Mobility's future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Surf Air Mobility.

Two complementary business units combine to scale regional air mobility

SURF AIR MOBILITY

AIR MOBILITY



SCHEDULED AIR SERVICE



ON-DEMAND

Established regional air mobility platform providing scheduled service and an on-demand marketplace to passengers in the U.S. and globally.

AIR TECHNOLOGY


SURF
OS

SOFTWARE



ELECTRIFIED POWERTRAIN TECHNOLOGY

Innovators in Regional Air Mobility ('RAM') market developing proprietary aviation software and aircraft electrification technology.

THE SURF AIR MOBILITY PLATFORM

MARKET OPPORTUNITY

The beginning of a massive growth industry

$75B - $115B [1]

Global regional mobility market by 2035

$15B - $22B [2]

U.S. market by 2035

"Innovative propulsion... could usher in a new era of frequent, convenient passenger flights on small regional aircraft."

MCKINSEY & COMPANY [3] May 2023

Our position as one of the largest commuter airlines will enable our platform to accelerate the growth and adoption of a new form of regional air mobility ("RAM").



"Regional Air Mobility (RAM) will fundamentally change how we travel by bringing the convenience, speed, and safety of air travel to all Americans, regardless of their proximity to a travel hub or urban center."

NASA [4] April 2021

1. 2035 TAM Source: Canaccord Equity Coverage Initiation Research Report
2. Based on management estimates
3. "Short-haul flying redefined: The promise of regional air mobility", McKinsey & Company 2023
4. "Regional Air Mobility", NASA 2021

We’ve flown millions of passenger over millions of miles

MAINLAND U.S. & HAWAII

55

AIRCRAFT [2]


MUSKEGON
CHICAGO
CHADRON
BURLINGTON
QUINCY
WEST LAFAYETTE
ST LOUIS
DENVER
PUEBLO
TRUCKEE
SAN CARLOS
SHOW LOW
LOS ANGELES
PHOENIX
IMPERIAL
HARRISON / BRANSON
JONESBORO
JACKSON
NASHVILLE
MEMPHIS
ATLANTA
EL DORADO
DALLAS / FT. WORTH
O'AHU
MOLOKA'I
MAUI
HONOLULU
KALAUPAPA
KAPALUA
KAHULUI
LĀNA'I
HAWAI'I ISLAND

SURFAIR · SOUTHERN · MOKULELE AIRLINES

INTERLINE PARTNER DISTRIBTUION

~430M [3]

Cumulative annual passengers flying on interline partner networks

American Airlines

UNITED

HAWAIIAN AIRLINES

Alaska AIRLINES

TOTAL SCHEDULED LTM 2024 [1]

$91.4M
Revenue

370K+
Passengers flown

~72K
Total scheduled departures

~196
Daily departures

1. LTM ending September 30, 2024

2. Aircraft fleet consists of 42 Cessna Caravans, 8 Pilatus PC12's, 3 Tecnams, and 2 Saab 340s

3. Passengers flown in 2023; Sources: americanairlines.gcs-web.com, ir.united.com, newsroom.hawaiianairlines.com, news.alaskaair.com

SCHEDULED AIR SERVICE: HAWAII HIGHLIGHT

Our robust network in Hawaii demonstrates the potential of regional air mobility


MOKULELE
AIRLINES

MOKULELE ADVANTAGES

- Largest interisland commuter airline
- Little airline competition and no driving alternative
- Consistent, local customer base of repeat fliers
- Accessible airport infrastructure
- Short stage lengths allow for high flight frequency

HAWAII NETWORK

9 AIRPORTS

11 ROUTES


O'AHU
MOLOKA'I
MAUI
LĀNA'I
HAWAI'I ISLAND
HONOLULU
HO'OLEHUA
KALAUPAPA
KAPALUA
KAHULUI
HĀNA
LĀNA'I CITY
WAIMEA-KOHALA
KAILUA-KONA

INTERLINE PARTNER

HAWAIIAN AIRLINES

HAWAII OPERATIONS	LTM 2024[1]

~$23M
Revenue from Hawaii network

35K+
Scheduled departures

245K+
Passengers

1. LTM ending September 30, 2024

SCHEDULED AIR SERVICE: ESSENTIAL AIR SERVICE (EAS) HIGHLIGHT

Recurring government contracts currently drive ~41% of total revenue[1]

EAS NETWORK


CHADRON
DENVER
PUEBLO
MUSKEGON
CHICAGO
BURLINGTON
QUINCY
ST LOUIS
HARRISON / BRANSON
JONESBORO
JACKSON
NASHVILLE
HOT SPRINGS
MEMPHIS
ATLANTA
EL DORADO
DALLAS / FT. WORTH
LOS ANGELES
SHOW LOW
PHOENIX
IMPERIAL
PITTSBURGH
MORGANTOWN
LANCASTER
WASHINGTON-DULLES

SOUTHERN | MOKULELE AIRLINES

EAS NETWORK	LTM 2024[1]	
$48.7M EAS subsidy revenue	**20** EAS communities in network	**3.4 yrs** avg length of contract

WHAT IS EAS

Created by Congress in 1978, the EAS program ensures that small communities receive air service to connect them with the large U.S. aviation infrastructure. The Department of Transportation (DOT) selects air carriers to provide service to eligible communities with subsidies.

178 EAS communities available

$400M[2] Total EAS subsidies available

1. LTM ending September 30, 2024

2. U.S. DOT Subsidized EAS reports (May 2023)

AIR MOBILITY

ON DEMAND

Global on-demand charter operations


DOMESTIC
North Pacific Ocean
CANADA
MOROCCO
North Atlantic Ocean
WESTERN SAHARA
MAURITANIA
SENEGAL
GUATEMALA
VENEZUELA
GUYANA


INTERNATIONAL
GREENLAND
SVALBARD
ICELAND
SWEDEN
ESTONIA
MOSCOW
DENMARK
LITHUANIA
BELARUS
POLAND
EUROPE
UKRAINE
MOLDOVA
ROMANIA
SERBIA
TUNISIA
MOROCCO
ALGERIA
LIBYA
WESTERN SAHARA
MAURITANIA
MALI
NIGER
CHAD
GUINEA
BURKINA FASO
BENIN
NIGERIA
IVORY COAST
GHANA

ON DEMAND	LTM 2024[1]

$26.8M
Revenue

3,674
Departures

13%[3]
YoY revenue growth

400+[4]
Operator relationships

ON DEMAND ADVANTAGES

- Asset-light marketplace
- Focus on regional mobility with less supply constraints
- $30B global TAM in 2023 for air charter services market with 5% CAGR (45% North America)[2]

1. LTM ending September 30, 2024
2. Global Market Insights, "Air Charter Services Market Size, Share & Analysis Report"
3. Comparison made to pro-forma LTM September 30, 2023
4. Since inception

DISTRIBTION

The Surf Air marketplace

Using the Surf Air marketplace, users can easily find, book, and customize On Demand charter flights to meet their exact charter needs.


SURFAIR
From San Carlos
Cirrus SR22
Piper Meridian
San Carlos
SURFAIR
Bombardier Challenger 604
Cessna Citation Longitude
Bombardier Challenger 600
Gulfstream G-IV

ON DEMAND CHARTER

Fly anywhere with the aircraft of your choice

SCHEDULED FLIGHTS

Frequent scheduled flights

4-PHASE TRANSFORMATION OVERVIEW

PHASE 1
2024

Transformation

- ✓ Improved capital structure
- ✓ Strengthened balance sheet
- ✓ New management in place
- ✓ Realized M&A synergies

PHASE 2
2025 - 2026

Optimization

Optimize airline operations

Recalibrate On Demand business

Drive efficiencies from SurfOS

COMPS

SkyWest   BLADE

PHASE 3
2026 - 2027

Expansion

Deploy SurfOS to third-parties

Launch new tier-1 routes

Pursue more JV opportunities

COMPS

appfolio   Sabre

PHASE 4
2027+

Acceleration

Deploy electric aircraft

Build out operator platform

Certify electrified powertrains

COMPS

Uber   airbnb

Joby   ARCHER

PHASE 2

OBJECTIVE: To achieve EBITDA profitability in 2025

Optimize airline operations

ROUTE RATIONALIZATION

- Implement data-driven analysis of network design and route profitability
- Incorporate FAA authorization Act into EAS bidding strategy
  - Equal weighting of total cost in air carrier proposals creates an edge for Surf Air's low-cost Caravan fleet

FLEET MANAGEMENT

- Develop fleet lifecycle management approach
- Re-fleet with new Textron Aviation Cessna Grand Caravan aircraft deliveries
- Exit inefficient or high operating cost fleet types
- Optimize in-house maintenance facilities and third-party network

OPERATIONAL IMPROVEMENTS

- Consolidate operations center to central location (Dallas)
- Redesign operating procedures from decentralized to central control
- Adopt SurfOS operator tools internally
- Optimize crew and maintenance planning with flight operations

PHASE 2

OBJECTIVE: To achieve EBITDA profitability in 2025

Recalibrate On Demand business

BUSINESS PLAN RECALIBRATION

- Expand client base from turboprop to jet aircraft
- Rationalize products & memberships
- Optimize costs of internal sales force
- Expand relationships with new operators
- Focus on delivering a branded and unique customer experience

MIDTERM PROFITABILITY ENHANCEMENTS

- Secure inventory with volume purchase agreements with operators
- Leverage SurfOS software to improve efficiencies
  - More accurate real-time pricing
  - Broader aircraft and operator sourcing with realtime availability
  - Improve distribution with DTC ecommerce marketplace

RESUME EXPANSION

- Integrate operators directly into SurfOS platform
- Grow into new profitable markets
- Pursue international partnerships with operators

PHASE 2

OBJECTIVE: To achieve EBITDA profitability in 2025

Drive efficiencies from SurfOS

STREAMLINE SALES, SOURCING AND DISTRIBUTION

- Improve productivity with new tools for On Demand Sales team
- Aggregate aircraft supply and automate sourcing through direct integrations with operators' Flight Management Systems (FMS)
- Improve On Demand charter pricing with real time aircraft availability

IMPROVE OPERATIONS & AUTOMATE MAINTENANCE

- Enable teams across air operations with software tools that improve efficiency and productivity:
  - Crew flight management app
  - Network planning and flight scheduling tool
  - Resource planning and analysis

BEGIN ROLLOUT OF SURF OS TO LAUNCH CUSTOMERS

- Beta test applications with key stakeholders
  - Part 135 operators
  - Charter brokers

UPSIDE DRIVER: SURF OS SOFTWARE

We are developing an all-in-one software platform for the Advanced Air Mobility industry

THE "OPERATING SYSTEM" FOR REGIONAL AVIATION

Building the software platform to support the growth and operations of the Advanced Air Mobility industry

POWERED BY PALANTIR'S AI PLATFORM

Leveraging Palantir's Foundry and AI platforms to improve data organization and make faster decisions

THIRD-PARTY CUSTOMERS

SurfOS isn't just designed to improve our own operations. We will offer our proprietary software to Part 135 operators, charter brokers, and aviation manufacturers


SURFAIR
Air Ops
Upcoming Flights
Palantir
SURF OS

Actual screen from SurfOS

SURF OS

Designed to increase efficiency, decrease costs, and drive productivity

AIR OPERATIONS


Air Ops

- Fleet management
- Crew scheduling
- Pilot check-in app
- Network planning
- Predictive maintenance

REVENUE OPERATIONS



- Flight distribution
- Dynamic pricing
- Analytics & reporting
- Predictive demand

PASSENGER OPERATIONS



- Customer profile & CRM
- Check-in and departure controls
- Predictive traveler behavior

We've identified ~200 tier 1 routes across the U.S. based on growth and profitability

Demand data and demographic data layers powered the creation of our network plan.

~2.4B[1] **~100-500 MILE TRIPS IN THE U.S. (MULTIMODAL)**

Using a mobile device data-set with ~9B location pings we created a regional travel demand flow

~2,500[2] **100-500 MILE ROUTES ACROSS THE U.S.**

Optimized route selections by focusing on the top metro areas by: gross product, growth, and top-quartile route density

~200[3] **TIER 1 ROUTES**

~30 **INITIAL LAUNCH ROUTES**

1. Based on management's estimates.
2. 150–800-kilometer trips.
3. We define "tier 1" routes as those routes (1) that are part of the largest U.S. 100 to 500 mile travel markets measured by annual trips taken between any two metros in the United States; (2) with airport pairs optimized on the zip code level using demographic data such as household income, STEM employees, and property value; (3) that typically do not have direct airport-to-airport competition; and (4) based on a regional air mobility consumer preference and price point survey of approximately 2,500 people in the United States and the European Union, as well as management's analysis, we believe can support operations pre-electrification with average fares of approximately $250 to $300 per seat per trip.

PHASE 3: LAUNCH NEW TIER 1 ROUTES

New routes can reach profitability 6-12 months after launch

AVERAGE ROUTE: 180 nautical miles, 10X daily roundtrips, 3 aircraft


~6 months
Breakeven point
~30%
Steady state gross margin
RASM
CASM
MONTHS AFTER LAUNCH
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18

STRATEGIC DIFFERENTIATORS

Why we are uniquely positioned to win in the regional air mobility market

Scale	One of the largest regional commuter airlines in the U.S.[1] flying over 370K passenger per year[2]
Experience	Established operations and brand in a highly regulated industry
Depth	Exclusive relationships with Textron Aviation and Palantir Technologies
Reach	Expansive distribution channel through major carrier interline agreements and 400+ regional air operators[3]
Technology	Proprietary AI-enabled software to drive growth and profitability
Execution	Deep management expertise across aviation, software, and electrification

1. By scheduled departures
2. LTM ending September 30, 2024
3. Since inception

SURFAIR
MOBILITY